POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 865,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1997.

                                                      /s/ Joseph Auerbach
                                                      _______________________
                                                      Joseph Auerbach

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 865,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1997.

                                                         /s/ Mogens C. Bay
                                                         _______________________
                                                         Mogens C. Bay

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 865,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1997.

                                                       /s/ W. Grant Gregory
                                                       _______________________
                                                       W. Grant Gregory

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 865,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1997.

                                                        /s/ Rick Inatome
                                                        _______________________
                                                        Rick Inatome

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 865,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1997.

                                                     /s/ Joseph Inatome
                                                     _______________________
                                                     Joseph Inatome

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 865,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1997.

                                                     /s/ Gary Schwendiman
                                                     _______________________
                                                     Gary Schwendiman

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as her true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 865,000 shares of common stock, par value $.10, of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 22nd day of April, 1997.

                                                        /s/ Linda S. Wilson
                                                        _______________________
                                                        Linda S. Wilson